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                                                                EXHIBIT 10.10

                       [FORM OF] REGISTRATION AGREEMENT

     This Registration Agreement (this "Agreement") is executed by STERILE RECOVERIES, INC. (the "Company"), a Florida corporation, and [_______________] (the "Registered Owner"), to record their agreement regarding the Company's grant to the Registered Owner of certain rights to register shares of the Company's common stock, $.001 par value (the "Common Stock"), to be acquired by the Registered Owner. The Company and the Registered Owner agree as follows:

     1. SCOPE AND PURPOSE. This Agreement applies to the following shares of Common Stock that are owned by, or issuable to, the Registered Owner on and after the effective date of this Agreement (collectively, the "Shares"): (a) the 18,797 shares of Common Stock that were acquired by the Registered Owner from Richard T. Isel pursuant to a letter agreement dated December 15, 1995;
(b) all additional shares of Common Stock issued or distributed to the Registered Owner in respect of the shares of Common Stock described in clause
(a) above pursuant to a stock split, stock dividend, capital adjustment, recapitalization, reorganization, reclassifica tion, or other similar transaction; (c) all shares of Common Stock issued or distributed to the Registered Owner in respect of any shares of Common Stock acquired pursuant to any of the transactions described in clauses (a) - (b) above; and (d) any securities (whether or not Common Stock) issued or distributed to the Registered Owner in exchange, conversion, or substitu tion for any of the foregoing shares of Common Stock, whether pursuant to a merger, split-up, spin-off, share exchange, consolidation, reorganization, recapitalization, reclassification, or otherwise.

     2. TERM. This Agreement is for a term beginning on its execution date and ending on the earlier of the following: (a) the last date on which the Registered Owner holds any Shares; or (b) the date when all the Shares can be publicly sold in a block transaction in compliance with the volume limitations of SEC Rule 144, promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), or without restriction pursuant to paragraph (k) of Rule 144.

     3.  INCIDENTAL REGISTRATION RIGHTS.

         (a) GENERALLY. If the Company, at any time or from time to time during the term of this Agreement, authorizes a registration of Common Stock under the Securities Act on Form S-1, S-2, or S-3 or any registration form available to a "small business issuer," as that term is defined in SEC Rule 405 (or any registration form promulgated by the SEC in substitution of one of those forms), it shall use reasonable efforts to include in that registration any of the Shares that

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the Registered Owner elects to register for public sale, to the  extent permitted by section 5 and the applicable registration form. The Company promptly shall notify the Reg istered Owner of each proposed registration, and, if it re ceives from the Registered Owner a written request within 20 days after its notice to the Registered Owner, the Company shall use reasonable efforts to include in its registration the lesser of (i) the number of Shares specified in the Registered Owner's registration request or (ii) that number of Shares permitted pursuant to subsection (b) or section 5(b) below. If more than one holder of registration rights requests to include shares of Common Stock in a registration, the minimum number of Shares that the Company must include in the registration pursuant to section 5(b) will be allocated pro rata among the holders of registration rights requesting participation in the registration, in proportion to the number of Shares of Common Stock that each specifies in its registration request. If the registration will involve an underwritten distribution of Common Stock by the Company, (i) the Company shall use reasonable efforts to include in the underwriting all the Shares that the Registered Owner is entitled to include in the registration, (ii) the Registered Owner shall sell the registered Shares through the underwriter or syndicate of underwriters selected by the Company, and (iii) the Registered Owner shall enter into an underwriting agreement in customary form with the underwriter or syndicate of underwriters selected by the Company, which will provide (among other things) for the Company, the Registered Owner, and each underwriter (and each person who controls each underwriter within the meaning of section 15 of the Securities Act) to grant to each other (and to each person who controls each of them within the meaning of section 15 of the Securities
Act) reciprocal indemnification against liabilities under the Securities Act, subject to such limitations as are appropriate to reflect the parties' respective interests in the underwriting.

     The Company is not required to include any of the Shares in a registration that covers any of the following: (A) securities other than the Common Stock;
(B) Common Stock proposed to be issued in exchange for assets or securities of another corporation; (C) Common Stock to be issued pursuant to a transaction registered on Form S-4 (or any registration form promulgated by the SEC in substitution for that form); or (D) a stock option, stock bonus, stock purchase, or other employee benefit or compensation plan or securities issued or issuable pursuant to any such plan.

     At any time after giving written notice of its intention to register shares of Common Stock and before the effective date of the registration statement filed in connection with the registration, the Company may, by written notice to the Registered Owner, elect to postpone the registration or elect



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not to register the shares of Common Stock and be relieved of its obligation to register the Shares.

              (b) Priority in Incidental Registrations. If a registration involves an underwritten public offering of Common Stock (or securities convertible into Common Stock) pursuant to a registration statement under the Securities Act, and the managing underwriter advises the Company that, in its view, the number of shares of Common Stock which the Company, the Registered Owner, and any other persons intend to include in such registration exceeds the largest number of shares of Common Stock that can be sold without having an adverse effect on the offering (the "Maximum Offering Size"), the Company will include in such registration, in the priority listed below, shares of Common Stock up to the Maximum Offering Size:

            (i) first, shares of Common Stock to be sold for the Company's own account;

           (ii) second, shares of Common Stock requested to be included in the registration by the Registered Holder and other persons entitled to registration rights, allocated (if necessary) pro rata among those shareholders on the basis of the relative number of shares of Common Stock each such shareholder has requested to be included in the registration; provided that the number of shares of Common Stock requested by any shareholder to be included in the registration may be reduced by a proportion not to exceed the proportion by which the number of shares of Common Stock requested by any other person to be included in the registration is reduced; and

           (iii) third, shares of Common Stock to be sold for the account of holders of shares of Common Stock other than the Company and the holders of registration rights, with such priorities among them as the Company shall determine.

     4. HOLDBACK AGREEMENT. If any registration of Common Stock shall be in connection with an underwritten public offering, the Registered Owner agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 or any successor provision under the Securities Act, of any Shares and not to effect any public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such public offering) during the 14 days prior to, and during the 120-day period (or, in the case of an initial public offering, the 180-day period) beginning on, the closing date of such registration statement (except as part of the registration); provided that the Registered Owner has received written notice of the registration at least two business days


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prior to the anticipated beginning of the 14-day period referred to above.

     5. CONDITIONS TO REGISTRATION. The Company's obliga tions under this Agreement to register any Shares owned by the Registered Owner are subject to the following conditions:

         (a) The minimum number of Shares that the Registered Owner who is entitled to registration may include in a registration is the lesser of (i) 10,000 Shares, (ii) all of the Shares owned by the Registered Owner, or (iii) the maximum number of Shares permitted to be included by the Registered Owner under section 3(b);

         (b) The maximum number of Shares that the Registered Owner and all other holders of registration rights are entitled to include in a registration is 10% of the aggregate number of shares of Common Stock being sold in the offering;

         (c) The Registered Owner must provide to the Company all information, and take all action, as the Company reasonably requests with reasonable advance notice, to enable it to comply with any applicable law or regulation or to prepare the registration statement that will cover the Shares that will be included in the registration;

         (d) Before the filing of a registration statement pertaining to the registration, the Registered Owner must deliver to the Company an agreement containing the following agreements and representations:

         (i) All sales of the Shares included in the registration will be made in a manner contemplated by the SEC's General Instructions for use of the applicable registration statement form;

        (ii) The Registered Owner promptly shall notify the Company in writing when all the Shares included in the registration have been sold, and, if any of them are not sold before the 91st day after the effective date of the registration statement, the Registered Owner promptly shall notify the Company of the number of Shares sold during the three-month period following the effective date of the reg istration and during each ensuing three-month period, until all the Shares included in the registration have been sold;

       (iii) The Registered Owner shall pay all sales commissions, underwriting discounts, and fees and expenses of its legal counsel pertaining to the public offering of the Shares included in the registration;


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              (iv) If  during  the  effectiveness  of the registration statement for the registration, the Company notifies the Registered Owner of the occurrence of any intervening event that, in the opinion of the Company's legal counsel, causes the prospectus included in the registration statement not to comply with the Securities Act, the Registered Owner, promptly after receipt of the Company's notice, shall cease making any offers, sales, or other dispositions of the Shares included in the registration until the Registered Owner receives from the Company copies of a new, amended, or supplemented prospectus complying with the Securities Act, and if so directed by the Company, deliver to the Company all copies of the most recent prospectus covering such Shares at the time of receipt of such notice; and

              (v) If the Company is selling any Common Stock pursuant to the registration, the Registered Owner shall sell those Shares that are included in the registration on the same terms (including the method of distribution) as those on which the other shares of Common Stock included in the registration will be offered and sold;

              (e) The Registered Owner must have duly authorized, executed, and delivered to the Company (i) an irrevocable power of attorney naming an attorney-in-fact specified by the Company for the purpose of entering into and carrying out the underwriting agreement and acting for the Registered Owner in all matters in connection therewith, (ii) a custody agreement depositing the Shares in custody in negotiable form for the purpose of delivery pursuant to the underwriting agreement and containing other and usual provisions, and (iii) an agreement to the effect that the Registered Owner will not take any action that might reasonably be expected to cause or result in the manipulation of the price of any security to facilitate the sale of Shares pursuant to the registration statement; and

              (f) The inclusion of the Shares in the registration must not violate any provisions of the Securities Act, any rules or regulations promulgated under the Securities Act, or any contractual obligation of the Company.

     6. ADDITIONAL COVENANTS OF COMPANY. If the Company is required to register any of the Shares pursuant to this Agreement, the Company shall:

        (a) Use reasonable efforts to keep the registration statement current and effective until the earlier of (i) the date when the Company receives notice from the Registered Owner that all the Shares included in the registration statement have been sold, or, (ii) the 90th day following the



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later of (A) the date when the SEC declares the registration statement effective, or (B) the date when the Registered Owner is permitted by the managing underwriter of the regis tered offering to begin selling any of the Shares included in the registration; and the Company shall take all action that is necessary or appropriate to obtain, maintain, and continue the effectiveness of the registration statement during the foregoing period, including the filing of all post-effective amendments to the registration statement or supplements of the prospectus; provided that the Company may amend the registration statement to withdraw unsold Shares following the foregoing period, subject to applicable SEC rules and regulations;

     (b) Furnish to the Registered Owner, without charge, the following: (i) two manually signed copies of the registration statement and each amendment to it, including all exhibits, documents, and financial statements filed with them or incorporated by reference in them; (ii) that number of conformed copies of the registration statement and each amendment to it, including all financial statements but excluding all exhibits and other documents filed with them or incorporated by reference in them, as the Registered Owner may reasonably request; and (iii) promptly after the filing of the registration statement, and thereafter from time to time during the period when a prospectus is required to be delivered under the Securities Act, as many copies of each preliminary, definitive, and amended or supplemented prospectus as the Registered Owner may reasonably request;

     (c) Promptly notify the Registered Owner in writing of the following: (i) the date when the registration statement or any post-effective amendment to it becomes effective, and the date when any amendment to the registration statement or supplement to a prospectus is filed with the SEC; (ii) any request or suggestion by the SEC staff for any amendment to the registration statement or supplement to the prospectus or for additional information, including the nature and substance of the SEC's request or suggestion; (iii) the issuance by the SEC of a stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) the suspension of qualification of any Shares for sale in any jurisdiction or the initiation of any proceedings for that purpose; and (v) the Company's intention to file an amendment to the registration statement, or a supplement to any prospectus, that differs from the prospectus on file when the regis tration statement became effective and including documents deemed to be incorporated by reference into a prospectus;

     (d) Use reasonable efforts to prevent the SEC from issuing a stop order suspending the effectiveness of the registration statement or, if a stop order is issued, to obtain the withdrawal of it at the earliest possible moment;



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         (e)  To the extent requested by the Registered Owner, take all reasonable action necessary to qualify any Shares included in the registration for offer and sale under the "Blue Sky" or securities laws of those states of the United States of America that the Registered Owner reasonably (in light of the Registered Owner's plan of distribution) designates in writing to the Company and maintain those qualifications in effect for so long as is required for the distribution of the Shares included in the registration, except that the Company is not required to (i) qualify to transact business as a foreign corporation in any state in which it has not then so qualified, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction; and

         (f) Otherwise use reasonable efforts to comply with all applicable rules and regulations of the SEC, and if so required by the Securities Act, generally make available to the Company's security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of section 11(a) of the Securities Act), which need not be certified by independent public accountants unless required by the Securities Act or the rules and regulations under the Securities Act, covering a twelve-month period beginning not later than the first day of the Compa ny's fiscal quarter next following the effective date of the registration statement.

     The Company will not be liable for the failure of any registration to become effective, provided that the Company complies with the foregoing obligations.

     7. PAYMENT OF EXPENSES. Except for those expenses expressly required by this Agreement to be paid by the Registered Owner, the Company shall pay all costs and expenses incident to every registration of any Shares under this Agreement, including the following: the registration fee of the SEC (except with respect to Shares of Common Stock of Registered Holders, which expense shall be borne pro rata by the Registered Holders); the fee of the National Association of Securities Dealers, Inc.; the premium for any indemnity insurance policy with respect to the offering subject to registration; the expenses of qualifying any Shares for sale under the "Blue Sky" or securities laws of any state, including filing fees and legal fees and costs pertaining to the qualification and the preparation of any Blue Sky Survey or Memorandum (except with respect to qualification in states in which the Company would not have qualified Shares for sale but for the request of Registered Holders, which expenses shall be borne pro rata by the Registered Holders); the fees and expenses of the Company's legal counsel and independent public accountants in



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connection with the registration; the cost of preparing, printing, and delivering the registration statement, all related prospectuses, and all amendments and supplements to the registration statement or any prospectus; and all other costs and expenses of obtaining and maintaining the effectiveness of the registration statement. The foregoing expenses do not include any underwriting fees, discounts, or commissions attributable to the sale of Shares, for which the Registered Owner will be responsible.

     8. INDEMNIFICATION. In connection with each registra tion of any Shares under the Securities Act pursuant to this Agreement, the Registered Owner (to the extent of the aggregate offering price of those Shares registered for the Registered Owner in the registration) shall indemnify and hold harmless the Company (and every person who controls the Company within the meaning of section 15 of the Securities Act) from and against all cost, loss, claims, damage, expense, and liability to which any of them becomes subject under the Securities Act or any state securities laws (including fines, interest, penalties, amounts paid in settlement, and costs reasonably incurred in investigating, defending, and settling any claim), to the extent that they arise out of, or are based on, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or any amendment to it), or any prospectus (or any amendment or supplement to it), that relates to the sale of any Shares, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only if the untrue statement or alleged untrue statement, or the omission or alleged omission, was made in reliance upon, and in conformity with, information furnished to the Company in writing by the Registered Owner expressly for use in the registration statement (or any amendment to it) or any related prospectus (or any amendment or supplement to it).

     The Company shall indemnify and hold harmless the Registered Owner (and every person who controls the Registered Owner within the meaning of section 15 of the Securities Act) against any and all costs, loss, claims, damage, expense, and liability to which any of them becomes subject under the Securities Act or any state securities laws (including fines, interest, penalties, amounts paid in settlement, and costs reasonably incurred in investigating, defending, and settling any claim) to the extent that they arise out of, or are based on, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or any amendment to it), or any prospectus (or any amendment or supplement to it), that relates to the sale of any Shares, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they



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were made, not misleading, except for an untrue statement or omission, or an alleged untrue statement or omission, that was included in the registration statement (or any amendment to it) or in any prospectus (or any amendment or supplement to it) in reliance on, and in conformity with, written information furnished to the Company by the Registered Owner expressly for use in the registration statement (or any amendment to it) or any related prospectus (or any amendment or supplement to it).

     Each indemnified party promptly shall notify each indemnifying party of any claim asserted or action commenced against it that is subject to the indemnification provisions of this section, but failure to so notify an indemnifying party will not relieve the indemnifying party from any liability pursuant to these indemnity provisions or otherwise, unless the failure materially prejudices the rights or obligations of the indemnifying party. Without limiting what might be materially prejudicial to an indemnifying party, the failure of an indemnified party to notify an indemnifying party of a lawsuit within ten days after the date when the indemnified party is served with a copy of the complaint, petition, or other pleading asserting the indemnifiable claim will be considered materially prejudicial to the rights and obligations of any indemnifying party who was not also served with a copy of the complaint, petition, or other pleading asserting the indemnifiable claim.

     The indemnifying party may participate at its own expense in the defense, or, if the indemnifying party so elects within a reasonable time, the indemnifying party may assume the defense, of any action commenced against the indemnified party that is the subject of indemnification under this section. If the indemnifying party elects to assume the defense of any indemnified action, the indemnified party, and each controlling person who is a defendant in the action, will be entitled to employ separate counsel and participate in the defense of the action at its own expense.

     An indemnified party shall not settle an indemnified claim or action without the prior written consent of the indemnifying party and the indemnifying party will not be liable for any settlement made without its consent. The indemnifying party shall notify the indemnified party whether or not it will consent to a proposed settlement within ten days after it receives from the indemnified party notice of the proposed settlement, summarizing all the terms and conditions of settlement. The indemnifying party's failure to notify the indemnified party within that ten-day period whether or not it consents to the proposed settlement will constitute its consent to the proposed settlement.


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     This indemnity does not apply to any untrue statement or omission, or any alleged untrue statement or omission that was made in a preliminary prospectus but remedied or eliminated in the final prospectus (including any amendment or supplement to it), if a copy of the definitive prospectus (including any amendment or supplement to it) was delivered to the person asserting the claim at or before the time required by the Securities Act and the delivery of the definitive prospectus (including any amendment or supplement to it) constitutes a defense to the claim asserted by the person. This indemnity further does not apply to the extent that any such loss, claim, damage, expense or liability results from the fact that a current copy of the prospectus (as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, expense or liability at or prior to the written confirmation of the sale of the Shares concerned to such person if it is determined that the Company has provided such prospectus and it was the responsibility of the Registered Owner to provide the person with a current copy of the prospectus (as amended or supplemented) and the current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, expense, or liability.

     9. PARTICIPATION IN PUBLIC OFFERING. No person may participate in any underwritten public offering hereunder unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of those underwriting arrangements and these registration rights.

     10. GOVERNING LAW; REMEDIES. The validity, interpretation, construction, and enforcement of this Agreement are governed by the laws of the State of Florida and the federal laws of the United States of America, excluding the laws of those jurisdictions pertaining to resolution of conflicts with laws of other jurisdictions. The proper, exclusive, and convenient venue for all legal proceedings arising out of this Agreement is Hillsborough County, Florida, and the Company and the Registered Owner waive any defense, whether asserted by motion or pleading, that Hillsborough County, Florida, is an improper or inconvenient venue. The Company and the Registered Owner consent to the personal jurisdiction of the state and federal courts in Hillsborough County, Florida, with respect to any litigation arising out of this Agreement.

     11. NOTICES. Every notice, consent, demand, approval, and request required or permitted by this Agreement will be valid only if it is in writing, delivered personally or by telex, telecopy, telegram, commercial courier, or first class,


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postage prepaid United States mail (whether or not certified or registered and regardless of whether a return receipt is received by the sender), and addressed by the sender to the party who is the intended recipient at its address most recently designated to the other party by notice given in accordance with this section. A validly given notice, consent, demand, approval, or request will be effective on the earlier of its receipt, if delivered personally or by telex, telecopy, telegram, or commercial courier, or the third day after it is postmarked by the United States Postal Service, if it is delivered by United States mail. Each party promptly shall notify the other parties of any change in its principal mailing address.

     12. EXECUTION; EFFECTIVE DATE. The parties may execute this Agreement in counterparts. Each executed counterpart will constitute an original document, and all of them, together, will constitute the same agreement. This Agreement will become effective when each party has executed and delivered a counterpart to every other party.

     13. MISCELLANEOUS. As used in this Agreement, (a) the word "including" is always without limitation; (b) the word "days" refers to calendar days, including Saturdays, Sundays, and holidays, (c) words in the singular number include words of the plural number and vice versa; (d) the word "person" includes a trust, corporation, partnership, joint venture, association, unincorporated organization, public body or authority, and a government or any governmental body, agency, authority, department, or subdivision, as well as a natural person; and (e) the word "costs" includes all internal expenses, the fees, costs, and expenses of experts, witnesses, collection agents, and supersedeas bonds, and all attorneys' fees, costs, and expenses, whether incurred before or after demand or commencement of legal proceedings, and whether incurred pursuant to trial, appellate, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings. The headings preceding the text of the sections of this Agreement are solely for convenient reference and neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect. Unless otherwise expressly indicated, all references in this Agreement to a section are to a section of this Agreement. Whenever possible, each provision of this Agreement should be construed and interpreted so that it is valid and enforceable under applicable law. However, if a provision in this Agreement is held by a court to be invalid or unenforceable under applicable law, that provision will be deemed separable from the remaining provisions of this Agreement and will not affect the validity, interpretation, or effect of other provisions of this Agreement or the application of that provision to circumstances in which it is valid and enforceable. When any provision of this Agreement requires or prohibits action to be taken by a person, the provision applies regardless of whether the action is taken directly or indirectly by the


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person.  Nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any person, except the parties to this Agreement, any right, remedy, or claim under or because of either this Agreement or any provision of it. This Agreement records the final, complete, and exclusive understandings among the parties regarding the subject matter of this Agreement and supersedes any prior or contemporaneous agreement, understanding, or representation, oral or written, by any of them. The registration rights granted pursuant to this Agreement are not assignable by the Registered Owner. A waiver, amendment, discharge, extension, termination, or modification of this Agreement will be valid and effective only if it is in writing and signed by both the parties to this Agreement. A written waiver of a right, remedy, or obligation under any provision of this Agreement will not constitute a waiver of the provision itself, a waiver of any succeeding right, remedy, or obligation under the provision, or a waiver of any other right, remedy, or obligation under this Agreement.

EXECUTED: December 21, 1995, in Clearwater, Florida.

                                            STERILE RECOVERIES, INC.


                                            By:                          (SEAL)
                                                -------------------------
                                                Richard T. Isel
                                                President


                                            -----------------------------------
                                            NAME:
                                                 ------------------------------
                                            ADDRESS:
                                                    ---------------------------

                                            -----------------------------------

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